Exhibit 10.2

EDGEWISE THERAPEUTICS, INC.

2017 EQUITY INCENTIVE PLAN

As Adopted by the Board and Stockholders on June 5, 2017

Amended by the Board and Stockholders as of November 30, 2020

1.             PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through Awards. Capitalized terms not defined in the text are defined in Section 23. Awards may be either Restricted Stock or Options. Options granted under the Plan may be ISOs (as defined in Section 5 hereof) or NQSOs (as defined in Section 5 hereof), as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

2.             SHARES SUBJECT TO THE PLAN.

2.1.          Number of Shares Available. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 12,585,602 Shares or such lesser number of Shares as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations. Subject to Sections 2.2, 5.10 and 16, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to the exercise of such Option; or (ii) are issued upon exercise of an Award but are forfeited or repurchased by the Company. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. Notwithstanding the foregoing, in no event shall the total number of Shares issued (counting each reissuance of a Share that was actually issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 10,000,000 Shares (adjusted in accordance with Sections 2.2 and 16 hereof) over the term of the Plan.

2.2.          Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, consolidation, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, or split-up, then (i) the number of Shares reserved for issuance under this Plan; (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3.             ELIGIBILITY. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. Restricted Stock or NQSO’s may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company. Consultants need not be individuals provided that the issuances to such consultant is in compliance with all Applicable Laws. A person may be granted more than one Award under this Plan.

4.             ADMINISTRATION.

4.1.          Committee Authority. This Plan will be administered by the Board, though the Board may appoint a Committee to which it delegates such administration. If the Board has not appointed a Committee to administer the Plan, the Board itself shall serve as the Committee. The Plan may be administered by different administrative bodies with respect to different classes of Participants. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

4.1.1.          determine the Fair Market Value of the Common Stock;

4.1.2.          construe and interpret this Plan, any Option Agreement (as defined in Section 5.1 hereof) or Restricted Stock Purchase Agreement and any other agreement or document executed pursuant to this Plan, which constructions, interpretations and decisions shall be final and binding on all Participants;

4.1.3.          prescribe, amend and rescind rules and regulations relating to this Plan;

4.1.4.          approve persons to receive Awards;

4.1.5.          determine the number of Shares or other consideration subject to Awards;

4.1.6.          determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

4.1.7.          grant waivers of any conditions of this Plan or any Award;

4.1.8.          determine the form and terms, not inconsistent with the terms of the Plan, of any Awards granted hereunder and other related documents used under the Plan, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may be exercised (which may be based on performance criteria), the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, and any restriction or limitation regarding, any Award;

4.1.9.          correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Option Agreement, any Exercise Agreement, or any Restricted Stock Purchase Agreement;

4.1.10.          determine whether an Award has been earned;

4.1.11.          determine whether and under what circumstances an Award may be settled in cash under Section 13 below instead of Common Stock;

4.1.12.          implement an Option Exchange Program and establish the terms and conditions of such Option Exchange Program, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Participant shall be made without his or her consent;

4.1.13.          make all other determinations necessary or advisable for the administration of this Plan; and

4.1.14.          extend the vesting period beyond a Participant’s Termination Date.

4.2.          Committee Discretion. Unless in contravention of any express terms of this Plan or any Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant Awards under this Plan, provided such officer or officers are members of the Board.

4.3.          Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit, or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

5.             OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (the “ISOs”) or Nonqualified Stock Options (the “NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1.          Form of Option Grant. Each Option granted under this Plan will be evidenced by an Option Agreement which will expressly identify the Option as an ISO or an NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2.          Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3.          Exercise Period. Options may be exercisable immediately but shares so exercised prior to becoming Vested Shares shall be subject to repurchase pursuant to Section 5.12 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who immediately prior to the grant of such ISO directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (the “Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4.          Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. In the case of an NQSO, the per share exercise price shall be such price that is determined by the Committee, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

5.5.          Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (i) the number of Shares being purchased, (ii) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, and (iii) any repurchase terms attributable to unvested Shares that have been exercised. Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased. Options may not be exercised for a fraction of a share.

5.6.          Termination. Subject to earlier termination pursuant to Sections 16 or 17 hereof and notwithstanding the exercise periods set forth in the Option Agreement, exercise of an Option will always be subject to the following:

5.6.1.          If the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified below, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 5.3 above).

5.6.2.          If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within ninety (90) days after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond ninety (90) days after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

5.6.3.          If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within ninety (90) days after a Participant’s Termination other than for Cause), then Participant’s Options may be exercised, only to the extent that such Options are exercisable by Participant on the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond (i) ninety (90) days after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s Disability, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

5.6.4.          The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, in the absence of such determination, such vesting shall be tolled during any such unpaid leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

5.7.          Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8.          Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 17 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment. For purposes of this Section 5.8, ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an ISO shall be determined as of the date of the grant of such Option.

5.9.          Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.

5.10.          No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.

5.11.          Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, including a right of purchase upon an involuntary transfer; provided, that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

5.12.          Early Exercise. Any Option may, but need not, include a provision whereby the Participant may elect at any time before the Termination of such Participant to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of such Shares. Any Unvested Shares so purchased shall be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

6.             RESTRICTED STOCK

6.1.          Rights to Purchase. When a right to purchase Restricted Stock is granted under the Plan, the Committee shall advise the recipient in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the Purchase Price (which shall be determined by the Committee, subject to Applicable Laws, including any applicable securities laws), and the time within which such person must accept such offer. The permissible consideration for Restricted Stock shall be determined by the Committee and shall be made in accordance with Section 7 below. The offer to purchase Shares shall be accepted by execution of a Restricted Stock Purchase Agreement in a form determined by the Committee.

6.2.          Repurchase Option

6.2.1.          General. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable if the Participant is Terminated for any reason (including death or Disability). The purchase price for the Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be equal to or less than the Purchase Price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at such rate as the Committee shall determine.

6.2.2.          Leave of Absence. The Committee shall have the discretion to determine whether and to what extent the lapsing of the Company’s repurchase rights shall be tolled during any unpaid leave of absence; provided, however, in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, the lapsing of the Company’s repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

6.2.3.          The Participant shall have full stockholder rights with respect to any Shares issued to the Participant under a Restricted Stock Award, whether or not the Participant’s interest in those Shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

6.2.4.          Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Unvested Shares by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s Unvested Shares and (ii) such escrow arrangements as the Committee shall deem appropriate.

6.3          Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Restricted Stock Purchase Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, including a right of purchase upon an involuntary transfer; provided, that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

7.             PAYMENT FOR SHARE PURCHASES.

7.1.          Payment. Payment for Shares purchased pursuant to this Plan whether by exercise of an Option or purchase under Restricted Stock Purchase Agreement shall be made in cash (by check or wire transfer); provided, however, that where expressly provided in an Option Agreement or Restricted Stock Purchase Agreement or otherwise approved for the Participant by the Committee, and where permitted by Applicable Law, payment may be made by one or more of the following methods:

7.1.1.          by cancellation of indebtedness of the Company owed to the Participant;

7.1.2.          for past services rendered to the Company, unless prohibited by Applicable Law;

7.1.3.          by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Participant, provided such shares shall be surrendered to the Company in good form for transfer, clear of all liens, claims, encumbrances or security interests, and shall be valued at their Fair Market Value as of the date of exercise or purchase;

7.1.4.          by tender of a promissory note having such recourse, interest, security and redemption provisions as the Committee determines, bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that the portion of the Exercise Price or Purchase Price, as applicable, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Applicable Law;

7.1.5.          provided that a public market for the Common Stock exists, by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company;

7.1.6.          by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise of an Option by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price or the sum of the aggregate Exercise Price plus all or a portion of the minimum amount required to be withheld under applicable tax law (with the Company accepting from the Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price and, if applicable, any additional withholding obligation not satisfied through such reduction in Shares); provided that to the extent Shares subject to an Option are withheld in this manner, the number of Shares subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise;

7.1.7.          by any other form permitted by Applicable Law; and

7.1.8.          by any combination of the foregoing.

7.2.          Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.             WITHHOLDING TAXES.

8.1.          Withholding Generally. As a condition of the grant, vesting and exercise of an Award granted under this Plan, the Company may require the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2.          Stock Withholding. When, under applicable tax laws, a Participant (or in the case of Participant’s death or a permitted transferee, the person holding or exercising the Award) incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9.             PRIVILEGES OF STOCK OWNERSHIP.

9.1.          Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Sections 5.12 or 6.2 hereof. The Company will comply with Section 260.140.01 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

9.2.          Financial Statements. If required under Applicable Laws, the Company will provide financial statements to each Participant annually during the period such Participant has Awards outstanding.

10.           TRANSFERABILITY OF AWARDS. Unless otherwise provided in an Option Agreement or Restricted Stock Agreement, Awards granted under this Plan, and any interest therein, will not be pledged, assigned, hypothecated, transferred or disposed of by Participant, other than by will or by the laws of descent and distribution and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant, an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The designation of a beneficiary by a Participant will not constitute a transfer.

11.           CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12.           ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares set forth in Sections 5.12 or 6.2 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.

13.           EXCHANGE AND BUYOUT OF OPTIONS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, shares of Common Stock of the Company or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

14.           SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. This Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). An Award will not be effective unless such Award is in compliance with all applicable foreign, federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state, federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

15.           NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company, be deemed to modify any Participant’s “at-will” status with the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

16.           CORPORATE TRANSACTIONS.

16.1.          Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.

16.2.          Assumption or Replacement of Options by Successor or Acquiring Company. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation, (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company, or (iii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Options). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 16.2.

16.3.          Failure to Assume. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Options, as provided above, pursuant to a transaction described in Section 16.2, then notwithstanding any other provision in this Plan to the contrary, such Options will expire on such transaction at such time and on such conditions as the Committee will determine. The Committee shall notify the Participant that the Option will terminate at least five (5) days prior to the date on which the Option terminates. If any outstanding Option held by a current Participant is to be terminated (in whole or in part) pursuant to this paragraph, the Committee may, in its sole discretion, elect to accelerate the vesting and exercisability of each such Option such that the Option shall become vested and exercisable in full or part prior to the consummation of such transaction at such time and on such conditions as the Committee shall determine in its sole discretion.

16.4.          Other Treatment of Options. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16 hereof, in the event of the occurrence of any transaction described in Section 16.2 hereof, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

16.5.          Assumption of Options by the Company. The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in substitution of such other company’s option, or (ii) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

16.6.          Parachute Payments. Notwithstanding anything in any Option Agreement or Restricted Stock Agreement to the contrary, if any of such agreements provide for acceleration of the vesting of Shares or other actions with respect to the Shares underlying such agreement (which actions could be deemed a “payment” within the meaning of 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”)), together with any other payments that the Participant has the right to receive from the Company or any entity which is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regards to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), such deemed “payments” will be reduced to the largest amount as will result in no portion of such deemed “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such “payments” shall only be reduced if such reduction would result in Participant receiving a greater net benefit, on an after-tax basis (including after payment of any excise tax imposed by Section 4999 of the Code), than Participant would have received had such reduction not occurred.

17.           ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with Applicable Laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (i) no Option may be exercised or Restricted Stock purchased prior to initial stockholder approval of this Plan; (ii) no Option or Restricted Stock granted pursuant to an increase in the number of Shares approved by the Committee shall be exercised or purchased, as applicable prior to the time such increase has been approved by the stockholders of the Company; (iii) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award, whether by exercise of an Option or purchase of Restricted Stock, shall be canceled and rescinded; and (iv) Options granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by stockholders shall be canceled.

18.           TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee, provided that in the case of any ISO, the grant date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

19.           TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

20.           AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Option Agreement, Restricted Stock Purchase Agreement or instrument to be executed pursuant to this Plan. No amendment of the Plan shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent. The Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

21.           NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.           BENEFICIARIES. Unless stated otherwise in an Award agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death and vested Awards shall be transferred or distributed to the Participant’s estate.

23.           DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any stock exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

“Award” means any award of an Option or Restricted Stock under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise defined in an Option Agreement or Restricted Stock Purchase Agreement, (i) any willful, material violation by Participant of any law or regulation applicable to the business of the Company (or any successor, subsidiary, parent or affiliate of the Company), (ii) Participant’s conviction for, or guilty or nolo contendere plea to, any felony or any willful perpetration by Participant of a common law fraud, (iii) Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company (or any successor, subsidiary, parent or affiliate of the Company) or any other entity having a material business relationship with the Company, (iv) a repeated pattern of unexcused absences that causes substantial failure by Participant to perform the material duties as a director, officer, employee or consultant of the Company, (v) any continued failure or refusal by Participant to perform the material, lawful, duties required of Participant in his capacity as a director, officer, employee or consultant of the Company (or any successor, subsidiary, parent or affiliate of the Company if Participant is then primarily employed by such entity) after written notice or (vi) a material breach of any applicable invention assignment and/or confidentiality agreement or similar agreement that materially damages the Company (or any successor, subsidiary, parent or affiliate of the Company). The determination as to whether a Participant has been Terminated for Cause shall be made in good faith by the Committee and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

“Change of Control” means, unless otherwise defined in an Option Agreement or Restricted Stock Purchase Agreement, (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the stock of the Company in substantially the same proportions as immediately prior to such transaction), (ii) the sale of all or substantially all of the Company’s assets to any other person or entity (other than a sale to a wholly-owned subsidiary or a sale of one or more business lines of the Company such that the Company does not liquidate and continues to operate at least one business line after such sale), or (iii) the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) the outstanding shares of stock of the Company by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no such committee is created and appointed, the Board.

“Company” means Edgewise Therapeutics, Inc., a Delaware corporation, or any successor corporation.

“Common Stock” means the Company’s common stock, par value $0.00001 per share, as adjusted pursuant to Sections 2 and 16 hereof, and any successor security.

“Disability” means disability, within the meaning of Section 22(e)(3) of the Code.

“Effective Price” is defined in Section 17 herein.

“Exercise Agreement” is defined in Section 5.5 herein.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(a)          if the Common Stock is publicly traded and listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, as reported in The Wall Street Journal;

(b)          if the Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

(c)          if none of the foregoing is applicable, by the Committee as applied consistently with respect to the Participants.

“Good Reason” means, unless otherwise defined in an Option Agreement or Restricted Stock Purchase Agreement, (i) the assignment to Participant of duties, or limitation of Participant’s responsibilities, materially inconsistent with his position, duties, responsibilities and status with the Company, provided that neither a mere change in title alone nor reassignment following a Change in Control to a position that is substantially similar to the position held prior to the transaction shall constitute Good Reason, (ii) a material reduction by the Company of Participant’s annual base salary, unless such reduction affects all similarly situated employees, or (iii) the relocation of Participant’s principal place of employment to a location that is more than fifty (50) miles further from Participant’s current principal place of employment; provided however, that in order for circumstances to provide Good Reason for Participant’s resignation, the following additional conditions must be satisfied also: (A) Participant resigns within six (6) months after the initial occurrence of the circumstance giving rise to Good Reason; (B) Participant provides notice to the Company of the circumstance giving rise to Good Reason within ninety (90) days after the initial existence of such circumstance; and (C) the Company has a thirty (30) day period in which to cure such circumstance, if it is capable of being cured, and upon any such cure, Participant shall not be considered to have Good Reason to resign. The determination as to whether a Participant has resigned for Good Reason shall be made in good faith by the Committee and shall be final and binding on the Participant. The term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

“ISO” is defined in Section 5 above.

“NQSO” is defined in Section 5 above.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Committee, reflecting the terms of an Option granted under the Plan and includes any documents attached to such agreement.

“Option Exchange Program” means a program approved by the Committee whereby outstanding Options (i) are exchanged for Options with a lower exercise price or Restricted Stock or (ii) are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the grant of the Award, each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that the Committee shall have the discretion to determine that an entity otherwise meeting such definition is not a Parent for purposes of this Plan. A corporation that attains the status of Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this 2017 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which Shares may be purchased pursuant to a Restricted Stock Purchase Agreement.

“Restricted Stock” means Shares acquired pursuant to a right to purchase Shares granted pursuant to Section 6.

“Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Committee, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16 hereof, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, as determined in the sole discretion of the Committee. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the Option Agreement or Restricted Stock Purchase Agreement, as applicable. The Committee will have sole discretion to determine when and whether a Participant has ceased to provide services to the Company.

“Termination Date” means the date of Termination of a Participant. The Committee will have sole discretion to determine the Termination Date of a Participant.

“Unvested Shares” means shares that have not vested pursuant to the vesting schedule set forth in a Option Agreement or for which the Company’s repurchase option has not lapsed pursuant to a Restricted Stock Purchase Agreement.

“Vested Shares” means shares that have vested pursuant to the vesting schedule set forth in the Option Agreement or for which the Company’s repurchase option has lapsed pursuant to a Restricted Stock Purchase Agreement.

PLAN HISTORY

1.	Adopted by the Board of Directors and Stockholders on June 5, 2017 (1,676,471 shares reserved)

2.	Amended by the Board of Directors and Stockholders on August 9, 2018 (1,676,471 shares to 3,441,176 shares)

3.	Amended by the Board of Directors and Stockholders on August 26, 2019 (3,441,176 shares to 5,722,349 shares)

4.	Amended by the Board of Directors on August 6, 2020 and by the Stockholders on August 10, 2020 (5,722,349 shares to 7,762,949 shares)

5.	Amended by the Board of Directors and by the Stockholders on November 30, 2020 (7,762,949 shares to 12,585,602 shares)

NOTICE OF STOCK OPTION GRANT

PURSUANT TO THE

EDGEWISE THERAPEUTICS, INC.

2017 EQUITY INCENTIVE PLAN

(Name)

(Address)

(Address) (Please note any corrections to the address above)

You (the “Optionee”) have been granted an option (the “Option”) to purchase Common Stock of Edgewise Therapeutics, Inc., a Delaware corporation (the “Company”), as follows. This Option is granted under and governed by the terms and conditions of the Company’s 2017 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, both of which are attached as Annex I and Annex II hereto, respectively, and made a part of this document. Unless otherwise defined herein, any capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

Board Approval Date:

Date of Grant (Later of Board
Approval Date or Commencement
of Employment/Consulting):

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:	(the “Shares”)

Total Exercise Price:

Type of Option:	Incentive Stock Option

Non-Qualified Stock Option

Expiration Date:

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Vesting Schedule:

This Option may be exercised, in whole or in part, as follows: [______]

No Shares shall become exercisable after Optionee’s Termination from the Company. Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company’s Common Stock greater than the “Total Number of Shares Granted” indicated above. If the application of this vesting schedule results in a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month of the Vesting Schedule when the balance of all Shares shall become exercisable.

Termination Period:	To the extent this Option is vested and exercisable as of the Termination Date, this Option may be exercised for a period of up to 90 days after Optionee’s Termination, except as set forth in Sections 6 and 7 of the Stock Option Agreement or as otherwise provided in the Plan (but in no event later than the Expiration Date set forth above).

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By your signature and the signature of the Company’s representative below, you agree that you have received a copy of the Plan and the Stock Option Agreement, and you and the Company agree that the Option described herein shall be subject to the terms of each of such document.

OPTIONEE	EDGEWISE THERAPEUTICS, INC.

By:
Name:		Name:
Title:

Signature Page to Edgewise Therapeutics, Inc.

Notice of Stock Option Grant

ANNEX I TO NOTICE OF STOCK OPTION GRANT

STOCK OPTION AGREEMENT

PURSUANT TO

EDGEWISE THERAPEUTICS, INC. 2017 EQUITY INCENTIVE PLAN

1.             Grant of Option. Edgewise Therapeutics, Inc., a Delaware corporation (the “Company”), hereby grants to ________________ (“Optionee”), an option (the “Option”) to purchase up to such number of shares of Common Stock (the “Shares”) as is set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject in all cases to the terms, definitions and provisions of the Edgewise Therapeutics, Inc. 2017 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, any capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code (the “Code”), provided, however, to the extent not so designated or if this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, in the event that the Shares subject to this Option and any other Incentive Stock Option granted to the Optionee become exercisable for the first time by Optionee during any calendar year and have an aggregate fair market value (determined for each Share as of the date of grant of each option covering such Share) in excess of $100,000, then the shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance with Section 5.8 of the Plan.

2.             Exercise of Option. This Option shall be exercisable prior to the Expiration Date set forth in the Notice of Stock Option Grant in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 7 of the Plan as follows:

(a)             Right to Exercise.

(i)             This Option may not be exercised for a fraction of a share.

(ii)             In the event of Optionee’s death, Disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitations contained in Section 2(a)(iii) below.

(iii)             In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.

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(b)             Method of Exercise. This Option shall be exercisable by execution and delivery of the Exercise Notice attached hereto as Exhibit A (the “Exercise Notice”) or of any other form of written notice approved for such purpose by the Company, in its sole discretion, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.             Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee by:

(a)             cash or check;

(b)             cancellation of indebtedness of the Company to Optionee;

(c)             only with the approval of the Committee, which may be withheld in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

(d)             only with the approval of the Committee, which may be withheld in its sole discretion, surrender of shares of Common Stock of the Company that have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

(e)             if there is a public market for the Shares and they are registered under the Securities Exchange Act, of 1934, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price, such notice to be in a form approved by the Committee.

4.             Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

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5.             Termination of Relationship. In the event of Termination of Optionee, Optionee may, to the extent otherwise so entitled at the Termination Date, exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant or otherwise provided for in the Plan. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within such Termination Period, the Option shall terminate.

6.             Disability of Optionee.

(a)             Notwithstanding the provisions of Section 5 above, in the event of Termination of Optionee as a result of Optionee’s total and permanent Disability, Optionee may, but only within twelve (12) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 6(a), the Option shall terminate.

(b)             Notwithstanding the provisions of Section 5 above, in the event of Termination of Optionee as a result of Disability not constituting a total and permanent Disability, Optionee may, but only within six (6) months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three (3) months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.

7.             Death of Optionee. In the event of the death of Optionee (a) during the term of this Option and while an employee or consultant of the Company and having been in continuous status as an employee or consultant since the date of grant of the Option, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

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8.             Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9.             Term of Option. This Option may be exercised only prior to the Expiration Date set forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 5 of the Plan.

10.           Tax Consequences.

(a)             Tax Advice. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF EXERCISE OF THIS OPTION OR DISPOSITION OF THE SHARES EXERCISED. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OR WILL CONSULT WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE PRIOR TO THE EXERCISE OF THIS OPTION OR DISPOSITION OF THE EXERCISED SHARES. OPTIONEE CONFIRMS THAT IT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

(b)             Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to Optionee herein is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

11.           Withholding Tax Obligations. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. If Optionee is subject at the time of exercise of this Option to Section 16(b) of the Exchange Act (an “Insider”), Optionee may provide for payment of Optionee’s minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 8.2 of the Plan. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

12.           Market Standoff Agreement. Optionee agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. Optionee agrees to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. Optionee further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

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13.           Limitations on Transfer of Exercised Shares. In addition to any other limitation on transfer created by applicable securities laws, following exercise of this Option, Optionee shall not assign, encumber or dispose of any interest in the exercised Shares except in compliance with the provisions below and applicable securities laws.

(a)           Right of First Refusal. Before any Shares exercised by Optionee or held by any transferee of Optionee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase such Shares on the terms and conditions set forth in this Section 13(a) (the “Right of First Refusal”).

(i)            Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii)           Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii)           Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 13(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(iv)          Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

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(v)           Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 13(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 13 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(vi)          Exception for Certain Family Transfers. Anything to the contrary contained in this Section 13(a) notwithstanding, the transfer of any or all of the Shares during Optionee’s lifetime or on Optionee’s death by will or intestacy to Optionee’s Immediate Family (as defined below) or a trust for the benefit of Optionee’s Immediate Family shall be exempt from the provisions of this Section 13(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 13.

(b)           Involuntary Transfer.

(i)            Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 13(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Optionee pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined below). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

(ii)           Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 13(b)(i), “Fair Market Value” shall mean the price per Share determined by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Optionee or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Optionee does not agree with the valuation as determined by the Board of Directors of the Company, Optionee shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Optionee and whose fees shall be borne equally by the Company and Optionee.

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(c)           Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(d)           Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e)           Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 13(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

14.           Ancillary Agreements.

(a)             Voting Agreement. As a condition to receipt of this Option, and concurrently with the execution of this Option, Optionee hereby agrees that Optionee shall be deemed to be a “Common Holder” under, and shall be bound by the provisions of, the Amended and Restated Voting Agreement dated December 3, 2020 by and among the Company and certain equityholders of the Company party thereto, as such agreement may be amended, modified or superseded from time to time (the “Voting Agreement”), including without limitation the drag-along provisions under such agreement. Optionee also agrees to execute a counterpart signature page to the Voting Agreement concurrently with the execution of this Option or at any other time if requested. A copy of the Voting Agreement is available from the Company.

(b)             Co-Sale Agreement. In addition, Optionee hereby agrees that if Optionee now owns or shall at any time hereafter own one percent (1%) or more of the Company’s then outstanding Common Stock (taking into account this Option and all other shares of Common Stock, options and other purchase rights held by such employee, director or consultant and treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities held by Optionee and other parties, as if exercised or converted), as a condition to receipt of this Option, and concurrently with the execution of this Option or at such time as Optionee exceeds such ownership threshold, Optionee shall be deemed to be a “Common Holder” under, and shall be bound by the provisions of, the Amended and Restated Right of First Refusal and Co-Sale Agreement dated December 3, 2020 by and among the Company and certain equityholders of the Company party thereto, as such agreement may be amended, modified or superseded from time to time (the “Co-Sale Agreement”), including without limitation the transfer restrictions under such agreement. In such case, Optionee also agrees to execute a counterpart signature page to the Co-Sale Agreement concurrently with the execution of this Option or at any other time if requested. A copy of the Co-Sale Agreement is available from the Company.

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15.           Miscellaneous.

(a)             Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b)             Entire Agreement; Enforcement of Rights. The Plan and the Option Notice are hereby incorporated by reference in this Agreement. This Agreement (including the Plan and the Option Notice) sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)             Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)             Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e)             Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f)              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g)             Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may only be assigned with the prior written consent of the Company.

(h)             No Obligation to Continue Employment or Consultancy. Nothing in this Agreement will confer or be deemed to confer on Optionee any right to continue in the employ of, or to continue any other relationship with, the Company, be deemed to modify Optionee’s “at-will” status with the Company, or limit in any way the right of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.

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(i)              Incorporation of Plan. This Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted by the Committee pursuant to the Plan. In the event of any conflict between the provisions of this Option and those of the Plan, the provisions of the Plan shall control unless expressly provided in the Plan.

[Signature Page Follows.]

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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

EDGEWISE THERAPEUTICS, INC.

By:
Name:
Title:

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF ANY SHARES ISSUED PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option.

Dated:
Name:

Signature Page to Edgewise Therapeutics, Inc.

Stock Option Agreement

EXHIBIT A

NOTICE OF EXERCISE

Edgewise Therapeutics, Inc.

3415 Colorado Ave

Boulder, CO 80303

Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock option identified below that I elect to purchase the number of shares of Common Stock of Edgewise Therapeutics, Inc. (the “Company”) set forth below for the price set forth below.

Type of option (check one):		Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

By this exercise, I agree (i) to provide such additional documents as the Company may require pursuant to the terms of its 2017 Equity Incentive Plan, (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:

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I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I am purchasing the Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, I must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. I acknowledge that the Company has no obligation to register or qualify the Shares for resale. I further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of my control, and which the Company is under no obligation to and may not be able to satisfy.

I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

I understand that the Shares are subject to a right of first refusal in favor of the Company, which is applicable on both voluntary and involuntary transfers of the Shares, as set forth in Section 13 of the stock option agreement pursuant to which the Shares were issued. I understand that the Shares may be subject to other restrictions on transfer or restrictions on voting. Any transferee of the Shares will be subject to all such restrictions.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days, except that such period may be increased as reasonably deemed necessary by the managing underwriter(s) to comply with Conduct Rule 2711 of the National Association of Securities Dealers or Rule 472 of the New York Stock Exchange or similar requirements) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

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I further agree that in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, I will not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. I agree to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Name:

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ANNEX II TO NOTICE OF STOCK OPTION GRANT

EDGEWISE THERAPEUTICS, INC. 2017 EQUITY INCENTIVE PLAN

[Attached]

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EXHIBIT A

NOTICE OF EXERCISE

Edgewise Therapeutics, Inc.

3415 Colorado Ave

Boulder, CO 80303

Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock options identified below that I elect to purchase the number of shares of Common Stock of Edgewise Therapeutics, Inc. (the “Company”) set forth below for the prices set forth below.

Option Grant Date	Total Shares	Exercise Price	Exercised Shares	Agg. Exercise Price

Total:

Each of the above-listed stock options is an incentive stock option. All stock certificates issued in connection with the foregoing exercise shall be issued in the following name: [______].

By this exercise, I agree (i) to provide such additional documents as the Company may require pursuant to the terms of its 2017 Equity Incentive Plan, (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of these options, and (iii) if this exercise relates to an incentive stock option, to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of these options that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of these options.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the options as set forth above:

I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I am purchasing the Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

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I understand that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, I must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. I acknowledge that the Company has no obligation to register or qualify the Shares for resale. I further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of my control, and which the Company is under no obligation to and may not be able to satisfy.

I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I represent that I have consulted any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

I understand that the Shares are subject to a right of first refusal in favor of the Company, which is applicable on both voluntary and involuntary transfers of the Shares, as set forth in Section 13 of the stock option agreement pursuant to which the Shares were issued. I understand that the Shares may be subject to other restrictions on transfer or restrictions on voting. Any transferee of the Shares will be subject to all such restrictions.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days, except that such period may be increased as reasonably deemed necessary by the managing underwriter(s) to comply with Conduct Rule 2711 of the National Association of Securities Dealers or Rule 472 of the New York Stock Exchange or similar requirements) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

I further agree that in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, I will not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. I agree to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Name:

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RESTRICTED STOCK PURCHASE AGREEMENT

PURSUANT TO THE

EDGEWISE THERAPEUTICS, INC.

2017 EQUITY INCENTIVE PLAN

This Restricted Stock Purchase Agreement (the “Agreement”) is made as of ________________ (the “Effective Date”) by and between Edgewise Therapeutics, Inc., a Delaware corporation (the “Company”), and ________________ (“Holder”) pursuant to the Company’s 2017 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, any capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

The Company and Holder hereby agree as follows:

1.             Purchase of Shares. On this date and subject to the terms and conditions of this Agreement, Holder hereby purchases from the Company, and the Company hereby sells to Holder, an aggregate of __________ shares of the Company’s Common Stock, par value $0.00001 per share (the “Shares”), at a purchase price of $______ per Share (the “Purchase Price”), for a total purchase price of $______. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Holder is entitled by reason of Holder’s ownership of the Shares (collectively, “Share Equivalents”).

2.             Representations of Holder. Holder represents and warrants to the Company that:

(a)             Holder is purchasing the Shares for Holder’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “1933 Act”).

(b)             Holder has no present intention of selling or otherwise disposing of all or any portion of the Shares.

(c)             Holder has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Holder reasonably considers important in making the decision to purchase the Shares, and Holder has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(d)             Holder is fully aware of (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Holder may not be able to sell or dispose of the Shares or use them as collateral for loans); and (d) the qualifications and backgrounds of the principals of the Company.

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(e)             Holder is capable of evaluating the merits and risks of this investment, has the ability to protect Holder’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

(f)             Holder has been advised that the purchase of and/or the disposition of the Shares hereunder may have adverse tax effects upon Holder. Holder is not relying upon the Company or its legal counsel and has consulted with Holder’s own tax advisors in this regard.

3.             Compliance with Federal Securities Laws. Holder understands and acknowledges that, in reliance upon the representations and warranties made by Holder herein, the Shares have not been registered with the Securities and Exchange Commission (“SEC”) under the 1933 Act, but have been issued under an exemption or exemptions from the registration requirements of the 1933 Act which impose certain restrictions on Holder’s ability to transfer the Shares.

(a)             Restrictions on Transfer. Holder understands that Holder may not transfer any Shares unless such Shares are registered under the 1933 Act or unless, in the opinion of counsel to the Company, an exemption from such registration is available. Holder understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Holder has also been advised that an exemption from registration may not be available or may not permit Holder to transfer all or any of the Shares in the amounts or at the times proposed by Holder.

(b)             Rule 144. In addition, Holder has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for certain minimum holding periods as set forth therein before they may be resold under Rule 144.

4.             Right of Termination Unaffected. Nothing in this Agreement will be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate the services of Holder to the Company at any time for any reason or no reason, with or without cause.

5.             Company’s Right of Repurchase.

(a)             Repurchase Option. The Company, or its assignee(s), shall have the option to repurchase all or a portion of the Shares on the terms and conditions set forth in this Section 5 (the “Repurchase Option”) if the Holder is Terminated for any reason (including death or disability), at any time within ninety (90) days after (the “Repurchase Period”) the Holder’s Termination Date. Notwithstanding any other provision in this Agreement, the Company shall be deemed to have timely exercised the Repurchase Option automatically for all of the Unvested Shares on the last day of the Repurchase Period unless the Company at any time during the Repurchase Period notifies Holder that it will not exercise the Repurchase Right for some or all of the Unvested Shares.

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(b)             Vesting of Shares.

(i)            “Unvested Shares” are Shares that are subject to the Company’s Repurchase Option in this Section 5. “Vested Shares” are Shares that are no longer subject to the Company’s Repurchase Option in this Section 5. The Shares shall vest [______]; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. The “Vesting Commencement Date” shall mean [______]. If the application of this vesting schedule results in a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month of the vesting schedule, when the balance of all Unvested Shares shall become Vested Shares. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Effective Date as provided in the Plan.

(ii)           Any Share Equivalents received in respect of any Unvested Shares shall be subject to (a) the same vesting requirements applicable to the Holder’s Unvested Shares and (b) such escrow arrangements as the Committee shall deem appropriate.

(iii)         Notwithstanding the foregoing, in the event that prior to Holder’s Termination the Company undergoes a Change of Control, automatically and without any further action on the part of the Company or Holder, one hundred percent (100%) of the then Unvested Shares shall be deemed to be Vested Shares and no longer subject to the Repurchase Option.

(c)             Exercise of Repurchase Option for Unvested Shares. At any time during the Repurchase Period, the Company, or its assignee(s), may elect to repurchase all or a portion of the then Unvested Shares for a price equal to the lesser of the Purchase Price per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Effective Date) or the then current fair market value of each Share (as determined in good faith by the Committee) by giving Holder written notice of exercise of the Repurchase Option. Unless the Company shall have provided written notice to Holder during the Repurchase Period that it is not exercising the Repurchase Option with respect to all or a portion of the Unvested Shares, the Company, or its assignee(s), shall be deemed to have elected to repurchase all of the then Unvested Shares as of the last day of the Repurchase Period. If the Company shall have provided written notice to Holder during the Repurchase Period that it is not exercising the Repurchase Option as to a portion of the Unvested Shares, the Company, or its assignee(s), shall be deemed to have elected to repurchase the portion of the then Unvested Shares not subject to such notice as of the date of such notice.

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(d)             Payment of Repurchase Price. The repurchase price for the Unvested Shares shall be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Holder to the Company, or such assignee(s), or by any combination thereof so that the combined payment and cancellation of indebtedness equals such purchase price. The repurchase price shall be paid without interest within thirty (30) days after the exercise of the Repurchase Option. Notwithstanding the Company’s obligation to pay such repurchase price, any Unvested Shares repurchased pursuant to the Repurchase Option shall be deemed to have been repurchased as of the date of the exercise or deemed exercise of the Repurchase Option, and the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interest therein or related thereto as of such date and the Holder shall have no rights in such Unvested Shares as of such date. Upon exercise of the Repurchase Option, the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Holder. If the Company or its assignee(s) shall fail to timely pay the repurchase price to Holder, then the sole remedy of Holder shall be to seek payment of the repurchase price, and in no case shall Holder have any claim of ownership or other right as to any of the Unvested Shares and such failure shall not affect the validity of the exercise of the Company’s Repurchase Option.

6.             Rights as Stockholder. Subject to the terms and conditions of this Agreement, Holder will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Holder delivers payment of the Purchase Price until such time as Holder disposes of the Shares or such Shares are deemed repurchased pursuant to the Repurchase Option.

7.             Escrow. As security for the faithful performance of Section 5, Holder agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of Exhibit A attached hereto, executed by Holder and by Holder’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or any other person designated by the Committee (“Escrow Holder”), who is hereby appointed to hold such certificate(s) and stock power in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Holder and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. The Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Holder hereby agrees that if Escrow Holder resigns for any or no reason, the Committee shall have the power to appoint a successor to serve as Escrow Holder pursuant to the terms of this Agreement. The Escrow Holder may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated herein. The Shares will be released from escrow upon termination of the Repurchase Option; provided, however, that such release will not affect the rights of the Company with respect to any pledge of Shares to the Company.

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8.             Tax Consequences. Holder understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 5 of this Agreement. Holder hereby acknowledges that Holder may instead elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the 83(b) Election must be made to avoid income under Section 83(a) of the Code in the future. Holder understands that the failure to file such an election in a timely manner may result in adverse tax consequences. Holder represents that Holder has consulted any tax consultant(s) Holder deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) of the Code and similar tax provisions. Holder further understands that an additional copy of such election form should be filed with Holder’s federal income tax return for the calendar year in which the date of this Agreement falls. A form of Section 83(b) Election is attached hereto as Exhibit B for reference. HOLDER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

9.             Limitations on Transfer of Shares. In addition to any other limitation on transfer created by applicable securities laws, Holder shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

(a)           Right of First Refusal on Vested Shares. Before any Vested Shares held by Holder or held by any transferee of Holder (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase such Vested Shares on the terms and conditions set forth in this Section 9(a) (the “Right of First Refusal”).

(i)            Notice of Proposed Transfer. The Holder of the Vested Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Vested Shares (the “Offered Shares”); (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Vested Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Offered Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii)           Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

(iii)         Purchase Price. The purchase price (“Purchase Price”) for the Offered Shares purchased by the Company or its assignee(s) under this Section 9(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Committee.

(iv)          Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

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(v)            Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 9(a), then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 9 shall continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Offered Shares held by the Holder may be sold or otherwise transferred.

(vi)          Exception for Certain Family Transfers. Anything to the contrary contained in this Section 9(a) notwithstanding, the transfer of any or all of the Vested Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family (as defined below) or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 9(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 9.

(b)             Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 9(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Holder pursuant to this Agreement or the Fair Market Value (as defined in the Plan) of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 90 days following receipt by the Company of written notice by the person acquiring the Shares.

(c)             Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

(d)             Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e)             Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 9(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

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(f)              No Transfer of Unvested Shares. Unvested Shares may not be sold or otherwise transferred by Holder, and Holder may not grant a lien or security interest in, or pledge, hypothecate or encumber any Unvested Shares, without the Company’s prior written consent.

10.          Restrictive Legends and Stop-Transfer Orders.

(a)             Legends. Holder understands and agrees that the Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws, or by the Bylaws of the Company, or by any other agreement between Holder and the Company or between Holder and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER AND A RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHTS OF REPURCHASE AND FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)             Stop-Transfer Instructions. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)             Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Holder or other transferee to whom such Shares have been so transferred.

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(d)             Market Standoff Agreement. Holder agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, Holder will not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time after the effective date of such registration and subject to all restrictions as the Company or the underwriters may specify for employee-shareholders generally. Holder agrees to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s public offering. Holder further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

11.          Compliance with Laws and Regulations. The issuance and transfer of the Shares hereunder will be subject to and conditioned upon compliance by the Company and Holder with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance and transfer.

12.          Ancillary Agreements.

(a)             Voting Agreement. As a condition to purchase of the Shares, and concurrently with the purchase of the Shares, Holder hereby agrees that Holder shall be deemed to be a “Common Holder” under, and shall be bound by the provisions of, the Amended and Restated Voting Agreement dated December 3, 2020 by and among the Company and certain equityholders of the Company party thereto, as such agreement may be amended, modified or superseded from time to time (the “Voting Agreement”), including without limitation the drag-along provisions under such agreement. Holder also agrees to execute a counterpart signature page to the Voting Agreement concurrently with the execution of this Agreement or at any other time if requested. A copy of the Voting Agreement is available from the Company.

13.          Miscellaneous.

(a)             Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b)             Entire Agreement; Enforcement of Rights. This Agreement (including the Plan) sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

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(c)             Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)             Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e)             Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f)              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g)             Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Holder under this Agreement may only be assigned with the prior written consent of the Company.

(h)             Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(i)              No Obligation to Continue Employment or Consultancy. Nothing in this Agreement will confer or be deemed to confer on Holder any right to continue in the employ of, or to continue any other relationship with, the Company, be deemed to modify Holder’s “at-will” status with the Company, or limit in any way the right of the Company to terminate Holder’s employment or other relationship at any time, with or without cause.

(j)              Incorporation of Plan. This Agreement is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted by the Committee pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control unless expressly provided in the Plan.

[Signature page follows.]

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IN WITNESS OF THE FOREGOING, the parties have executed this Agreement effective as of the date first set forth above.

COMPANY:

EDGEWISE THERAPEUTICS, INC.

By:
Name:
Title:

HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF ANY SHARES ISSUED PURSUANT TO THIS AGREEMENT IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON HOLDER ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HOLDER’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby enters into this Agreement subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

Dated:
Name:

Signature page to Edgewise Therapeutics, Inc.

Restricted Stock Purchase Agreement

EXHIBIT A

Stock Power and Assignment

Separate from Certificate

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of _________________, 20__, the undersigned hereby sells, assigns and transfers unto Edgewise Therapeutics, Inc., a Delaware corporation (the “Company”), ________ shares of the Company’s Common Stock standing in the undersigned’s name on the books of the Company represented by Certificate No. __________ delivered herewith, and does hereby irrevocably constitute the Secretary of the Company as attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated: _________________

Name:

(Spouse’s Signature, if any)

(Please Print Name)

Instruction: Please do not fill in any blanks other than the blanks for your name and signature. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise its rights set forth in the Restricted Stock Purchase Agreement without requiring additional signatures on your part.

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EXHIBIT B

Section 83(b) Election

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

TAXPAYER’S NAME: _____________________________________________

TAXPAYER’S ADDRESS: _____________________________________________

TAXPAYER’S SOCIAL SECURITY NUMBER: ____________________________

TAXABLE YEAR: Calendar Year 20__

2.	The property which is the subject of this election is ________ shares of common stock of Edgewise Therapeutics, Inc. (the “Company”).

3.	The property was transferred to the undersigned on ________.

4.	The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations) is $______ per share x ____________ shares = $ __________.

6.	For the property transferred, the undersigned paid $_____ per share x __________ shares = $ _____________.

7.	The amount to include in gross income is $ ______________. [The result of the amount reported in Item 5 minus the amount reported in Item 6.].

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property was transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Dated: ______________, 20___

Taxpayer’s Signature